UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2014

ALICO, INC.

(Exact name of Registrant as specified in its Charter)

Florida	0-261	59-0906081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10070 Daniels Interstate Court Fort Myers, Florida 33913
(Address of principal executive offices)

Registrant’s Telephone Number: (239) 226-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Alico, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on December 5, 2014 (the “Original Form 8-K”) announcing the completion of its previously announced acquisition of certain citrus assets of Orange-Co, LP (“Orange-Co”), including approximately 20,263 acres of citrus groves, the crop on the citrus trees, buildings, structures and personal property located on the groves, and certain related minerals and mineral rights (the “Orange-Co Acquisition”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present, among other things, certain audited financial statements of Orange-Co and certain unaudited pro forma financial information in connection with the Orange-Co Acquisition. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of 734 Citrus Holdings, LLC as of and for the three months ended September 30, 2014 and 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated financial statements of 734 Citrus Holdings, LLC, as of and for the year ended June 30, 2014 and the period from October 19, 2012 through June 30, 2013, together with the independent auditors’ report thereon are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The audited consolidated financial statements of Orange-Co as of and for the years ended September 30, 2014, 2013 and 2012, together with the independent auditors’ report thereon, are filed as Exhibits 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2014, and the related pro forma condensed consolidated statements of comprehensive income for the the year ended September 30, 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Unaudited Consolidated Financial Statements of 734 Citrus Holdings, LLC as of and for the three months ended September 30, 2014 and 2013

99.3	Audited Consolidated Financial Statements of 734 Citrus Holdings, LLC as of and for the year ended June 30, 2014 and the period from October 19, 2012 through June 30, 2013
99.4	Audited Consolidated Financial Statements of Orange-Co, LP as of and for the years ended September 30, 2014, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alico, Inc.

Date: February 13, 2015	By:	/s/ W. Mark Humphrey
Name: W. Mark Humphrey
Title: Senior Vice President and Chief Financial Officer
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